                                                                     EXHIBIT 4.1


        NUMBER                                                            SHARES


                           PRO-ACTIVE SOLUTIONS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
           25,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE
                                                  CUSIP 74268L 10 5
                                                  SEE REVERSE FOR
                                                  CERTAIN DEFINITIONS

        THIS CERTIFIES that

        is the owner of


        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                           PRO-ACTIVE SOLUTIONS, INC.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

Dated

/s/ Anita T. Panganiban                     /s/ Carol Suzanne Collins
President                                   Secretary


                           Pro-Active Solutions, Inc.
                                 Corporate Seal
                                     Nevada

                                   COUNTERSIGNED
                                   PACIFIC STOCK TRANSFER COMPANY
                                   P.O. Box 93385
                                   Las Vegas, NV 89193


                                   By
                                     -------------------------------------------
                                     Authorized Signature

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common   UNIF GIFT MIN ACT ..... Custodian .....
TEN ENT - as tenants by the entireties            (Cust)          (Minor)
JT TEN  - as joint tenants with the right
          of survivorship and not as           Act..............................
          tenants in common                         (State)

        Additional abbreviations may also be used though not in the above list.

     For value received, _______________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE




--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

X _______________________________________________________________________

        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR, ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

        SIGNATURE GUARANTEED:




                             TRANSFER FEE WILL APPLY